Exhibit 2.2 / EXHIBIT A1, AMENDMENT 2 TO FORM A

Filed in a Current Report on Form 8K on February 16, 2006 and incorporated herein by reference.

Page 1, EXHIBIT A1, AMENDMENT 2 TO FORM A